Income Taxes (Details 1) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Income Taxes
Research and development credit, net	$ 1,286,195	$ 1,223,754
Deferred revenue	1,112,003	1,244,382
Capitalized research and development costs	620,791	0
Net operating loss carry-forward	318,302	746,250
Capital loss carry-forward	52,560	52,560
Property and equipment and other	29,971	24,928
Total	3,419,822	3,291,874
Valuation allowance	(3,419,822)	(3,291,874)
Net deferred tax liability	$ 0	$ 0